Exhibit 99.1

Spectral AI Announces Voting Results of Annual Meeting of Stockholders

Provides Update and Outlook Following Receipt of FDA De Novo Clearance for

DeepView® System for Burn Indication

DALLAS, TX – June 1, 2026 - Spectral AI, Inc. (Nasdaq: MDAI) (“Spectral AI” or the “Company”), an artificial intelligence (AI) company focused on medical diagnostics for faster and more accurate treatment decisions in wound care, today announced results from its 2026 Annual Meeting of Stockholders, held on May 29, 2026.

The Company also provided an overview of its accomplishments to date and targeted milestones for 2026 following the receipt of De Novo Classification for its DeepView® System from the U.S. Food and Drug Administration (“FDA”).

2026 Annual Meeting of Stockholders

A total of 17,267,570 shares representing 54.3% of the Company’s total shares outstanding were represented at the meeting, either in person or by proxy. All three of the proposals set forth by the Company were approved by its stockholders.

The voting results are detailed below. Five directors were elected to serve on the Company’s Board of Directors until the next Annual Meeting of Stockholders:

●	Dr. J. Michael DiMaio, MD, a founder of the Company and Chairman of the Board of Directors

●	Richard Cotton, Chairman of the Company’s Audit Committee and Lead Independent Director

●	Martin Mellish, Chairman of Aspen Advisory Services Ltd.

●	Deepak Sadagopan, Business Lead, Value Based Platform at Risant Health

●	Marion Snyder, Zone Vice President, Strategic Accounts, at Shockwave Medical

The Company’s stockholders also ratified the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year and authorized the reservation and issuance of shares of common stock pursuant to a Securities Purchase Agreement dated October 24, 2025.

A New Chapter for Spectral AI

“The receipt of FDA clearance for our DeepView System for Burn Indication is the culmination of years of hard work by our dedicated team and a defining moment in Spectral AI’s history,” said Vincent Capone, Chief Executive Officer. “Spectral AI is now poised to evolve from a late stage, pre-clearance medical device company to a scaling, commercially focused enterprise. We are moving forward with renewed momentum and a clear vision for the future.”

Key 2026 Operational and Business Achievements

●	Received FDA clearance for the DeepView System for Burn Indication; with this classification, Spectral AI is now authorized to commence commercial distribution activities in the United States.

●	Awarded $31.7 million of advanced funding from the Biomedical Advanced Research and Development Authority (“BARDA”) to accelerate and support additional feature aspects for the DeepView System.

●	Expanded leadership team in advance of commercial activities, including the recent appointment of David McGuire as Chief Financial Officer.

●	Delivered a fully functioning prototype of our Deep View System handheld device under our Department of Defense contract through the contracting consortium called MTEC.

●	Finalized the development of the Outcome Study, which will focus on the benefits derived from the use of the DeepView System across clinician workflows and patients’ journeys with an intended scope of approximately 286 patients spread across 12 clinical sites.

●	Showcased the DeepView System at this year’s Annual Meeting of the American Burn Association (“ABA”), which included an overview of the technology to attendees at the ABA Innovation Theater.

●	Received the “Small Business Innovator Award” at the inaugural Texas Innovation Conference, which was held in April 22-23, 2026 at the campus of Texas Christian University.

Anticipated Operational and Commercial Milestones

●	Generate first-ever commercial sales of the DeepView System by year end 2026:

○	United States: Phase II of our contract with BARDA includes funding for the procurement of up to 30 DeepView System devices in burn centers and level one trauma centers and emergency departments across the United States.

○	International: We anticipate initial sales in the UK, Australia or the Gulf Cooperation Council nations by the fourth quarter of 2026 following an update to our UKCA authorization (initially obtained in 2024) to reflect the characteristics of the DeepView System as cleared by the FDA.

●	Continue to strengthen executive and sales team by filling key positions to support the commercial roll out of the DeepView System.

●	Initiate Outcome Study in the fourth quarter of 2026. The Study is designed to demonstrate the surgical precision that results from a wound assessment made by the DeepView System and how improved time to treatment decisions will beneficially impact a patient’s overall care journey.

About the DeepView System

Spectral AI’s DeepView System is a non-invasive, predictive medical device which combines multispectral imaging with a proprietary AI algorithm to assess the healing potential of areas within the burn wounds. The DeepView System provides clinicians with an immediate, data-driven assessment of whether areas within burn wounds are unlikely to heal within 21 days and may require significant medical intervention, enabling earlier and more informed treatment decisions.   The image acquisition takes 0.2 seconds, and all image processing and AI model classification takes approximately 20 to 25 seconds. The DeepView System is trained and tested against a proprietary and clinically validated database of over 340 billion pixels of burn wound image data.

About Spectral AI

Spectral AI, Inc. is a Dallas-based predictive AI company focused on medical diagnostics for faster and more accurate treatment decisions in wound care, with initial applications involving patients with burns. The Company is working to revolutionize the management of wound care by “Seeing the Unknown®” with its DeepView System. The DeepView System is being developed as a predictive diagnostic device to offer clinicians an objective and immediate assessment of a burn wound’s healing potential prior to treatment or other medical intervention. With algorithm-driven results and a goal of exceeding the current standard of care in the future, the DeepView System is expected to provide fast and accurate treatment insight towards value care by improving patient outcomes and reducing healthcare costs. Spectral AI has been named to TIME’s list of World’s Top HealthTech companies 2025. For more information about the DeepView System, visit www.spectral-ai.com.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s strategy, plans, objectives, initiatives and financial outlook. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. As such, readers are cautioned not to place undue reliance on any forward-looking statements.

Investors should carefully consider the foregoing factors, and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s filings with the US Securities and Exchange Commission, including the Company’s Registration Statement and the other documents filed by the Company. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Investors:

The Equity Group

Devin Sullivan	Conor Rodriguez
Managing Director	Associate
Devin.Sullivan@theequitygroup.com	Conor.Rodriguez@theequitygroup.com

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